Exhibit 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350

In connection with the Quarterly Report on Form 10-Q for the six months ended June 30, 2019 of Tower International, Inc. (the “Company”) as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, James C. Gouin, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: July 25, 2019

 /s/James C. Gouin

James C. Gouin
Chief Executive Officer